ING Life Insurance and Annuity Company Variable Annuity Account C Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated September 29, 2005

This supplement updates and amends certain information contained in the variable annuity contract prospectus and contract prospectus summary, as applicable, each dated April 29, 2005, as supplemented. Please read it carefully and keep it with your variable annuity contract prospectus and contract prospectus summary, as applicable, for future reference.

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In light of recent disasters caused by hurricanes in the Gulf Coast, the Company will waive early withdrawal charges related to participant withdrawals for those participants whose address of record was in certain specifically identified parishes or counties at the time of the hurricanes. This waiver of early withdrawal charges will be available for a limited period of time and is subject to certain conditions and restrictions that we will impose on a non-discriminatory basis.

To determine your eligibility for waiver of early withdrawal charges, please contact us at our service center:

For all regular mail, please use:
Opportunity Plus Service Center
ING National Trust
P.O. Box 9810
Providence, RI 02940-8010

For Overnight Delivery, please use:
Opportunity Plus Service Center
ING National Trust
101 Sabin Street
Pawtucket, RI 02860

1-800-OPP-INFO (1-800-677-4636)

X.TRINASUP-05F C-05-0921-007R	September 2005